UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 29, 2016

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)           The Company held a Special Meeting of Shareholders on January 29, 2016.  At that meeting, Shareholders voted on the matters set forth below.

(b)(1)      The proposed merger of the Company with and into BNC Bancorp was approved.  The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

5,714,786	52,763	14,059	0

    (2)    Non-binding advisory proposal to approve the compensation certain executive officers of the Company will receive under existing agreements or arrangements with the Company or Southcoast Community Bank in connection with the merger was adopted.  The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

4,850,022	808,904	122,682	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: January 29, 2016	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer

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